Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

FUNDVANTAGE TRUST

Sirios Long/Short Fund

(the “Fund”)

Supplement dated October 30, 2019 to the Fund’s Prospectus dated
February 1, 2019 (the “Prospectus”)

The information in this supplement updates and amends certain information contained in the Prospectus and should be read in conjunction with such documents.

The supplement updates the Prospectus to reflect a change in the manner in which the Fund will primarily obtain short exposure. The Fund will now primarily obtain its short exposure through the use of one or more swap agreements rather than through short sales.

Accordingly, the Prospectus has been amended as follows:

Accordingly, on page 1 of the Prospectus, the section “Fees and Expenses” of the Fund Summary is hereby deleted in its entirety and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 19 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class A	Advisor Class	Institutional Class	Retail Class
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%	1.35%	1.35%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	0.25%	None	None
Other Expenses[2]	2.72%	2.72%	2.72%	2.72%
Total Annual Fund Operating Expenses[3]	4.32%	4.32%	4.07%	4.07%
Fee Waiver and/or Expense Reimbursement[3]	(2.47)%	(2.47)%	(2.47)%	(2.47)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.85%	1.85%	1.60%	1.60%

1	A 1.00% contingent deferred sales charge (“CDSC”) may apply to investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid by the shareholder) when shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the selling broker dealer was not paid a commission.

2	Effective October 2019, the Fund changed the manner in which it obtains its short exposure, which the Fund now does through the use of one or more swaps (a “swap”). Accordingly, “Other Expenses” has been restated to reflect estimated expenses that would have been incurred by the Fund had this change been implemented for the entire fiscal year. “Other Expenses” does not include direct or indirect costs associated with the swap(s). Costs associated with swaps include any fees paid to the swap counterparty and the costs associated with the underlying reference assets including dividend and interest expenses on securities sold short. Such costs have the effect of reducing the return of the swap(s). The Fund’s performance is net of all such embedded swap fees and expenses. “Other Expenses” previously included a separate line item for “Dividend and Interest Expense on Securities Sold Short,” which expenses for the fiscal year ended September 30, 2018 were 0.50%.

3	Sirios Capital Management, L.P. (“Sirios” or the “Adviser”) has contractually agreed to waive or otherwise reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, “Acquired Fund Fees and Expenses,” dividend and interest expense on short sales of securities, interest, extraordinary items and brokerage commissions, do not exceed 1.60% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2020, unless the Board of Trustees approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class A, Advisor Class, Institutional Class and Retail Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$728	$1,576
Advisor Class	$188	$1,085
Institutional Class	$163	$1,012
Retail Class	$163	$1,012

On page 2 of the Prospectus, the section “Summary of Principal Investment Strategies” in the Fund Summary be, and it hereby, is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests in equity securities and equity-related instruments, including derivatives. In managing the Fund, the Adviser takes long positions in companies that exhibit earnings growth potential combined with attractive valuation and short positions in sector and index hedges, puts (single name and indices), and securities of companies with deteriorating fundamentals and/or valuation. The Adviser intends to focus a significant portion of the Fund’s investments in medium to large capitalization growth companies, but the Fund may invest in or have exposure to companies of any size. Generally, small capitalization companies will have an equity market capitalization up to $1 billion, mid-capitalization companies will typically have an equity market capitalization between $1 billion and $10 billion, and large capitalization companies will typically have an equity market capitalization more than $10 billion. The Adviser seeks to maintain the Fund’s net equity exposure between 0% and 90%. Net equity exposure is the value of the Fund’s long positions minus its short positions (including with respect to swaps, the notional short position). The Adviser expects that the Fund’s gross equity exposure will generally be below 150%. Gross equity exposure is the value of the Fund’s long positions plus its short positions. The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. Although the Fund may not “concentrate” (invest 25% or more of its net assets) in any industry, the Fund may focus its investments from time to time in one or more sectors of the economy or stock market. The Fund is not managed to track the geographic or industry composition of any index, and is not expected to correlate with any index.

The Fund will primarily obtain its short exposure through the use of one or more swaps. The Fund may also sell securities short and/or use derivative instruments, such as options (including listed and over-the-counter options), forwards and swaps or combinations of such derivative instruments, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the Fund. Subject to the requirements of the Investment Company Act of 1940, there is no limit to the amount of the Fund’s assets that may be invested in derivative instruments.

The Fund’s short exposure may create leverage in the Fund which may amplify changes in the Fund’s net asset value. The Fund may also lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund’s Board of Trustees. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund may invest cash collateral received in securities consistent with its principal investment strategy.

The Fund’s portfolio of equity securities may include, without limitation, common and preferred stocks, convertible securities, rights and warrants, depositary receipts, real estate investment trusts, pooled investment vehicles, including other investment companies and exchange-traded funds (“ETFs”). The Fund may invest in fixed income securities and other debt instruments, including, without limitation, corporate bonds, convertible bonds, bank loan participations, government securities and money market instruments. The Fund may invest in securities of issuers of any market capitalization. The Fund’s investments may include securities of U.S. and foreign issuers, including securities of issuers in emerging market countries and securities denominated in a currency other than the U.S. dollar. In addition to any encumbered cash proceeds held from short selling, the Fund will typically maintain a cash or cash equivalent position, generally in the range of 0%-40% of the Fund’s assets. The Fund expects to maintain significant short exposure to equity securities and equity-related instruments, including the derivative instruments described below and shares of ETFs. Although the Fund intends to maintain an overall net long position in its portfolio investments under normal market conditions, during periods of stress and deteriorating fundamentals, the Adviser may increase the Fund’s short exposure to a level approaching or exceeding the value of the Fund’s overall long position, exclusive of the Fund’s cash and cash equivalent positions. In such instances where the Fund maintains a net short exposure in its portfolio investments, the Fund will maintain sufficient asset coverage for its short exposure.

The following is hereby added to the section “Summary of Principal Risks” in the Fund Summary on page 6 after “Swap Agreement Risk”:

•  OTC Trading Risk: Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

On page 13 of the Prospectus, the following is added to the “Risks” section immediately after the item labeled “Non-Diversification Risk”:

•  OTC Trading Risk: Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. Such derivative instruments are often highly customized. In addition, while the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE